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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-63080, 333-51504, 333-44418, 333-40476,
333-36228, 333-95933, 333-95279, 333-87533) and on Form S-3 (Nos. 333-39958,
333-38006, 333-38000, 333-36832) of Critical Path, Inc. of our report dated March 12, 2004, relating to the consolidated financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K/A.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 14, 2004